UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21664

Pioneer Series Trust III

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: August 31, 2023

Date of reporting period: September 1, 2022 through August 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Disciplined Value Fund
Annual Report  |  August 31, 2023

A: CVFCX	C: CVCFX	K: CVKFX	R: CVRFX	Y: CVFYX

visit us: www.amundi.com/us

Pioneer Disciplined Value Fund | Annual Report | 8/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Disciplined Value Fund | Annual Report | 8/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
October 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Disciplined Value Fund | Annual Report | 8/31/233

Portfolio Management Discussion  |  8/31/23
In the following interview, Craig Sterling discusses the factors that affected the performance of Pioneer Disciplined Value Fund during the 12-month period ended August 31, 2023. Mr. Sterling, Managing Director, Director of Core Equity, Head of Equity Research, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for day-to-day management of the Fund’s investment portfolio, along with Ashesh (“Ace”) Savla, a vice president, Team Leader of US Equity Quantitative Research, and a portfolio manager at Amundi US.
Q	How did the Fund perform during the 12-month period ended August 31, 2023?
A	Pioneer Disciplined Value Fund’s Class A shares returned 8.78% at net asset value during the 12-month period ended August 31, 2023, while the Fund’s benchmark, the Russell 1000 Value Index, returned 8.59%. During the same period, the average return of the 1,223 mutual funds in Morningstar’s Large Value Funds category was 8.86%.
Q	How did the US stock market perform during the 12-month period ended August 31, 2023?
A	After a brief stretch of weakness at the beginning of the period, stocks moved steadily higher from mid-October 2022, and finished with robust 12-month returns. Although many central banks, including the US Federal Reserve (Fed), continued to raise interest rates, declining inflation indicators gave investors confidence that the monetary policy tightening cycles of those banks likely would end sometime in 2023. Notably, the global economy continued to expand even as interest rates rose. In addition, corporate earnings reports also came in much better than the markets had anticipated, which also provided a tailwind for investor sentiment. In combination, those developments helped stocks overcome potential headwinds such as ongoing geopolitical instability and short-lived turmoil in the banking sector in March of 2023.
After performing well in 2022, value stocks lagged growth stocks from the beginning of 2023 and onward. From January 2023 through August 31, 2023, the Russell 1000 Value Index (the Russell Index), the Fund’s benchmark, returned 5.88%, well behind the 32.17% gain generated by the Russell 1000 Growth Index for the same year-to-date period. Over the full 12-month
4Pioneer Disciplined Value Fund | Annual Report | 8/31/23

period ended August 31, 2023, the Fund’s benchmark returned 8.59%, significantly lagging the 21.94% return for the Russell 1000 Growth Index. Once the interest-rate outlook began to moderate, investors rotated into many of the growth stocks that had underperformed in the previous calendar year. Technology stocks, in particular, played a key role in the relative strength of growth stocks. With that said, we believe the backdrop of rising inflation and higher interest rates could provide a meaningful tailwind to value stocks going forward, and possibly for an extended period.
Q	Which of your investment decisions benefited or detracted from the Fund’s benchmark-relative performance during the 12-month period ended August 31, 2023?
A	Stock selection results in the consumer discretionary sector made the largest positive contribution to the Fund’s benchmark-relative returns over the 12-month period. The portfolio’s overweight position in off-price retailer TJX, which gained ground during the period as consumers responded to rising inflation by shifting to discount stores, was the top contributor in both the sector and to the Fund’s relative performance as a whole. Positions in certain gaming companies, including Las Vegas Sands, also benefited the Fund’s benchmark-relative results, as the shares rallied on broader strength in the gambling industry and expectations that China’s reopening from its COVID-19 lockdowns would support earnings growth. Additional holdings that made noteworthy positive contributions to the Fund’s benchmark-relative performance during the 12-month period included auto-parts makers Aptiv and BorgWarner.
The information technology sector was another area of strength for the Fund during the 12-month period, with positive relative performance in the sector led by a portfolio position in Hewlett Packard Enterprise, as the company exceeded earnings estimates and has been viewed as a potential beneficiary of rising demand for hardware and services related to artificial intelligence. Also within information technology, National Instruments delivered strong returns thanks to company’s receiving a takeover offer during the 12-month period, which prompted us to sell the position.
Pioneer Disciplined Value Fund | Annual Report | 8/31/235

On the negative side, stock selection results in the health care sector detracted meaningfully from the Fund’s benchmark-relative performance during the 12-month period. An overweight position versus the Russell Index in Pfizer hurt the Fund’s relative results as the stock lagged its sector peers by a wide margin, due to concerns about Pfizer’s pipeline of new drugs. Contract-research provider Syneos Health, which reported weaker-than-expected results, also detracted from the Fund’s relative performance during the period, as did a position in Elanco Animal Health. Elanco reported weak results as well as reduced guidance during the 12-month period, and a board member representing an activist investor stepped down. The move eroded investors’ confidence that Elanco’s management will continue to have a sense of urgency to accelerate new product introductions and cut costs. We believe those concerns have been exaggerated, and so we have retained the Fund’s position.
Although the Fund’s overall performance within financials sector was in line with the broader Russell Index category, the portfolio’s positions in US Bancorp and Truist Financial both finished among the largest individual detractors from benchmark-relative results for the 12-month period. Banks on the smaller end of the large-cap range generally trailed the performance of their sector peers in the wake of the March 2023 instability in the banking segment, causing them to underperform for the full 12-month period.
Finally, the Fund’s position in Walt Disney was another notable detractor from benchmark-relative results. The share price retreated back to its lows of the COVID-19 era due to declining attendance at Disney’s theme parks as well as weaker-than-expected results in the company’s streaming business.
Q	Did the Fund have any exposure to derivative securities during the 12-month period ended August 31, 2023?
A	No, the Fund had no exposure to derivatives during the 12-month period.
6Pioneer Disciplined Value Fund | Annual Report | 8/31/23

Q	What is your broad view on market conditions as of August 31, 2023?
A	The economy has received a significant boost from the continued drawdown of excess savings consumers had built up during the pandemic, and from the related fiscal stimulus packages. However, we continue to expect economic growth will slow over the next several months, due to the effects of higher interest rates. Although the Fed has reduced the pace of its tightening of monetary policy, it has remained “data-dependent.” As a result, we believe additional interest-rate increases are possible, given a backdrop of persistent inflation.
Corporate profit margins have remained quite high, though well off their peak of a year ago. We think further profit contraction is likely for the majority of companies, and we believe profit estimates for the next several quarters are overly optimistic. A mild recession, in our view, is more likely than a “soft landing,” in which inflation is brought under control while economic growth remains positive. In either scenario, we believe earnings estimates could decline as economic uncertainty prompts companies to take a more cautious approach. If stock prices begin to discount the potential for a recession, we would anticipate becoming more constructive in our outlook.
Despite very strong recent performance for equities, particularly for the narrow set of expensive mega-cap growth stocks, we remain cautious, given the speculative nature of the market. In this environment, we have maintained our focus on bottom-up, fundamental stock picking, and have increased the Fund’s exposures to areas of the market where we have had stronger conviction, and where we have found valuations that we deemed attractive.
Q	How would you describe the Fund’s positioning as of August 31, 2023?
A	At the sector level, the Fund’s largest overweights versus the Russell Index as of period-end were to energy, materials, and utilities. Conversely, the Fund’s largest sector underweights versus the benchmark included financials, information technology, and consumer staples.
Pioneer Disciplined Value Fund | Annual Report | 8/31/237

Although the Fund has been underweight to the financials sector overall, it remains overweight to banks that we think may continue to demonstrate durable returns. We favor investing the Fund in what we believe are the “structural winners” within the banking sector, especially the US banks that have been investing in technology in a meaningful way in order to help transform their businesses, improve profit margins, provide a more stable earnings stream, and expand market share. In our analyses of banks, we have found such technological investments to be a critical determinant of competitive advantage. We believe the instability in the banking segment in March 2023 provided an opportunity to capitalize on compelling valuations in some of the strongest US banks.
In the energy sector, the Fund has exposure to a mix of what we view as attractively valued equipment-and-services and integrated oil-and-gas companies. We believe the energy sector, in addition to experiencing a tailwind from the current supply/demand issues for the related commodities, is on a longer-term path forward, given that companies within the sector have been shifting their focus to returns on invested capital, rather than attempting to boost production at all costs.
The Fund is underweight to the communication services sector, based on valuation concerns. Specifically, we have tilted away from traditional telecom stocks on the view that the deteriorating business models of those companies as well as their high levels of leverage have not been adequately reflected in their valuations. We would also note that the Fund does not own shares of many of the larger internet and media names, which together had accounted for approximately 4% of the Russell Index before being removed from the benchmark in June 2023. While lack of exposure to such companies was a headwind to short-term Fund performance, we do not consider them to be true value stocks.
The Fund is also underweight versus the Russell Index to the consumer sectors (discretionary and staples), as we have not been able to identify much relative value in those market segments. We have been avoiding the insurance industry for valuation reasons, and have maintained the Fund’s underweight to the real estate sector, due to the effects of higher interest rates
8Pioneer Disciplined Value Fund | Annual Report | 8/31/23

on borrowing, as well as stresses from slowing economic growth and weakness in the commercial real estate segment.
More broadly speaking, we have remained focused on bottom-up, fundamental stock picking, and, during the 12-month period, we opportunistically sought to take advantage of market volatility to invest the Fund in what we viewed as high-quality stocks that were meaningfully undervalued, and that we believed offered a favorable risk/reward trade-off.
Pioneer Disciplined Value Fund | Annual Report | 8/31/239

Please refer to the Schedule of Investments on pages 20  - 25  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against
Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund may invest in fewer than 40 securities and, as a result, its performance may be more volatile than the performance of other funds holding more securities.
Investing in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
10Pioneer Disciplined Value Fund | Annual Report | 8/31/23

Portfolio Summary  |  8/31/23
Portfolio Diversification

(As a percentage of total investments)*
Sector Distribution

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Pfizer, Inc.	4.82%
2.	Bank of America Corp.	4.63
3.	Abbott Laboratories	3.49
4.	Shell Plc (A.D.R.)	3.20
5.	RTX Corp.	3.19
6.	Walt Disney Co.	2.76
7.	PNC Financial Services Group, Inc.	2.71
8.	Merck KGaA(A.D.R.)	2.62
9.	Aptiv Plc	2.53
10.	EQT Corp.	2.48

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer Disciplined Value Fund | Annual Report | 8/31/2311

Prices and Distributions  |  8/31/23
Net Asset Value per Share
Class	8/31/23	8/31/22
A	$13.73	$14.13
C	$13.40	$13.84
K	$13.90	$14.28
R	$12.90	$13.36
Y	$13.89	$14.28

Distributions per Share: 9/1/22 - 8/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.2652	$0.1213	$1.1686
C	$0.1735	$0.1213	$1.1686
K	$0.3163	$0.1213	$1.1686
R	$0.2087	$0.1213	$1.1686
Y	$0.3162	$0.1213	$1.1686
Index Definition
The Russell 1000 Value Index is an unmanaged measure of the performance of large-cap U.S. value stocks. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13 - 17.
12Pioneer Disciplined Value Fund | Annual Report | 8/31/23

Performance Update | 8/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.
Average Annual Total Returns (As of August 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Russell 1000 Value Index
10 Years	8.91%	8.26%	9.15%
5 Years	7.33	6.06	7.11
1 Year	8.78	2.54	8.59
Expense Ratio (Per prospectus dated December 28, 2022)
Gross
0.87%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Disciplined Value Fund | Annual Report | 8/31/2313

Performance Update | 8/31/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.
Average Annual Total Returns (As of August 31, 2023)
Period	If Held	If Redeemed	Russell 1000 Value Index
10 Years	8.10%	8.10%	9.15%
5 Years	6.50	6.50	7.11
1 Year	7.91	6.94	8.59
Expense Ratio (Per prospectus dated December 28, 2022)
Gross
1.60%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods.  All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14Pioneer Disciplined Value Fund | Annual Report | 8/31/23

Performance Update | 8/31/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.
Average Annual Total Returns (As of August 31, 2023)
Period	Net Asset Value (NAV)	Russell 1000 Value Index
10 Years	8.98%	9.15%
5 Years	7.46	7.11
1 Year	9.25	8.59
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
0.49%	0.45%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 30, 2021, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reﬂect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 30, 2021, would have been higher than the performance shown. For the period beginning December 30, 2021, the actual performance of Class K shares is reﬂected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.  Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2025 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Disciplined Value Fund | Annual Report | 8/31/2315

Performance Update | 8/31/23	Class R Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.
Average Annual Total Returns (As of August 31, 2023)
Period	Net Asset Value (NAV)	Russell 1000 Value Index
10 Years	8.56%	9.15%
5 Years	6.91	7.11
1 Year	8.35	8.59
Expense Ratio (Per prospectus dated December 28, 2022)
Gross
1.30%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
16Pioneer Disciplined Value Fund | Annual Report | 8/31/23

Performance Update | 8/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.
Average Annual Total Returns (As of August 31, 2023)
Period	Net Asset Value (NAV)	Russell 1000 Value Index
10 Years	9.26%	9.15%
5 Years	7.68	7.11
1 Year	9.17	8.59
Expense Ratio (Per prospectus dated December 28, 2022)
Gross	Net
0.60%	0.45%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects contractual expense limitations in effect through January 1, 2025 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Disciplined Value Fund | Annual Report | 8/31/2317

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund
Based on actual returns from March 1, 2023 through August 31, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 3/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 8/31/23	$999.30	$995.50	$1,001.40	$996.90	$1,000.70
Expenses Paid During Period*	$4.03	$7.95	$2.27	$6.19	$2.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, 1.58%, 0.45%, 1.23%, and 0.45% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the one-half year period).
18Pioneer Disciplined Value Fund | Annual Report | 8/31/23

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2023 through August 31, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 3/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 8/31/23	$1,021.17	$1,017.24	$1,022.94	$1,019.00	$1,022.94
Expenses Paid During Period*	$4.08	$8.03	$2.29	$6.26	$2.29

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, 1.58%, 0.45%, 1.23%, and 0.45% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the one-half year period).
Pioneer Disciplined Value Fund | Annual Report | 8/31/2319

Schedule of Investments  |  8/31/23
Shares		Value
	UNAFFILIATED ISSUERS — 99.8%
	Common Stocks — 96.5% of Net Assets
	Aerospace & Defense — 3.1%
153,910	RTX Corp.	$ 13,242,416
	Total Aerospace & Defense	$13,242,416

	Air Freight & Logistics — 1.3%
21,535	FedEx Corp.	$ 5,621,066
	Total Air Freight & Logistics	$5,621,066

	Automobile Components — 2.5%
103,439(a)	Aptiv Plc	$ 10,493,886
	Total Automobile Components	$10,493,886

	Banks — 9.0%
670,641	Bank of America Corp.	$ 19,227,277
92,972	PNC Financial Services Group, Inc.	11,224,510
128,407	Regions Financial Corp.	2,354,984
167,761	Truist Financial Corp.	5,125,099
	Total Banks	$37,931,870

	Biotechnology — 1.0%
27,919	AbbVie, Inc.	$ 4,102,976
	Total Biotechnology	$4,102,976

	Building Products — 1.6%
114,300	Johnson Controls International Plc	$ 6,750,558
	Total Building Products	$6,750,558

	Capital Markets — 2.6%
163,198	Bank of New York Mellon Corp.	$ 7,322,694
31,510	Intercontinental Exchange, Inc.	3,717,865
	Total Capital Markets	$11,040,559

	Chemicals — 1.8%
49,492	FMC Corp.	$ 4,267,695
90,263	Mosaic Co.	3,506,718
	Total Chemicals	$7,774,413

	Construction Materials — 1.0%
74,516	CRH Plc (A.D.R.)	$ 4,289,886
	Total Construction Materials	$4,289,886

	Consumer Staples Distribution & Retail — 2.8%
51,873	Dollar General Corp.	$ 7,184,411
68,022	Sysco Corp.	4,737,732
	Total Consumer Staples Distribution & Retail	$11,922,143

The accompanying notes are an integral part of these financial statements.
20Pioneer Disciplined Value Fund | Annual Report | 8/31/23

Shares		Value
	Containers & Packaging — 1.1%
81,257	Ball Corp.	$ 4,424,444
	Total Containers & Packaging	$4,424,444

	Electric Utilities — 3.7%
127,513	American Electric Power Co., Inc.	$ 9,997,019
87,148	Eversource Energy	5,561,785
	Total Electric Utilities	$15,558,804

	Electrical Equipment — 0.4%
6,462	Eaton Corp. Plc	$ 1,488,651
	Total Electrical Equipment	$1,488,651

	Energy Equipment & Services — 1.6%
115,671	Schlumberger, NV	$ 6,819,962
	Total Energy Equipment & Services	$6,819,962

	Entertainment — 2.7%
136,964(a)	Walt Disney Co.	$ 11,461,147
	Total Entertainment	$11,461,147

	Financial Services — 3.0%
46,481(a)	Fiserv, Inc.	$ 5,642,329
110,012(a)	PayPal Holdings, Inc.	6,876,850
	Total Financial Services	$12,519,179

	Health Care Equipment & Supplies — 4.9%
140,717	Abbott Laboratories	$ 14,479,779
22,319	Becton Dickinson & Co.	6,237,045
	Total Health Care Equipment & Supplies	$20,716,824

	Hotels, Restaurants & Leisure — 0.5%
39,830	Las Vegas Sands Corp.	$ 2,185,074
	Total Hotels, Restaurants & Leisure	$2,185,074

	Household Products — 0.5%
26,713	Colgate-Palmolive Co.	$ 1,962,604
	Total Household Products	$1,962,604

	Insurance — 2.3%
88,500	American International Group, Inc.	$ 5,179,020
12,869	Everest Group, Ltd.	4,641,591
	Total Insurance	$9,820,611

	IT Services — 3.2%
78,227	Cognizant Technology Solutions Corp., Class A	$ 5,601,835
54,956	International Business Machines Corp.	8,069,190
	Total IT Services	$13,671,025

The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Value Fund | Annual Report | 8/31/2321

Schedule of Investments  |  8/31/23 (continued)
Shares		Value
	Machinery — 3.1%
13,467	Deere & Co.	$ 5,534,129
79,263	Stanley Black & Decker, Inc.	7,480,842
	Total Machinery	$13,014,971

	Media — 1.6%
139,259	Comcast Corp., Class A	$ 6,511,751
	Total Media	$6,511,751

	Metals & Mining — 3.6%
91,991	Alcoa Corp.	$ 2,767,089
139,427	Freeport-McMoRan, Inc.	5,564,532
163,384	Teck Resources, Ltd., Class B	6,751,027
	Total Metals & Mining	$15,082,648

	Multi-Utilities — 1.3%
96,359	CMS Energy Corp.	$ 5,414,412
	Total Multi-Utilities	$5,414,412

	Oil, Gas & Consumable Fuels — 12.1%
222,430	BP Plc (A.D.R.)	$ 8,269,947
499,631	Energy Transfer LP	6,730,030
237,982	EQT Corp.	10,285,582
142,481	Occidental Petroleum Corp.	8,946,382
105,571	Range Resources Corp.	3,418,389
213,853	Shell Plc (A.D.R.)	13,278,133
	Total Oil, Gas & Consumable Fuels	$50,928,463

	Personal Care Products — 3.5%
39,829	Estee Lauder Cos., Inc., Class A	$ 6,393,750
365,046	Kenvue, Inc.	8,414,310
	Total Personal Care Products	$14,808,060

	Pharmaceuticals — 8.7%
2,348	Eli Lilly & Co.	$ 1,301,262
301,723	Merck KGaA (A.D.R.)	10,877,114
211,080	Organon & Co.	4,635,317
564,712	Pfizer, Inc.	19,979,510
	Total Pharmaceuticals	$36,793,203

	Professional Services — 0.6%
40,175	SS&C Technologies Holdings, Inc.	$ 2,306,848
	Total Professional Services	$2,306,848

	Semiconductors & Semiconductor Equipment — 2.2%
67,177	Microchip Technology, Inc.	$ 5,497,766
54,864	Micron Technology, Inc.	3,837,188
	Total Semiconductors & Semiconductor Equipment	$9,334,954

The accompanying notes are an integral part of these financial statements.
22Pioneer Disciplined Value Fund | Annual Report | 8/31/23

Shares		Value
	Specialized REITs — 4.3%
33,633	American Tower Corp.	$ 6,098,336
62,479	Crown Castle, Inc.	6,279,139
42,386	Digital Realty Trust, Inc.	5,583,084
	Total Specialized REITs	$17,960,559

	Specialty Retail — 1.6%
29,700	Best Buy Co., Inc.	$ 2,270,565
12,857	Home Depot, Inc.	4,246,667
	Total Specialty Retail	$6,517,232

	Technology Hardware, Storage & Peripherals — 0.4%
102,208	Hewlett Packard Enterprise Co.	$ 1,736,514
	Total Technology Hardware, Storage & Peripherals	$1,736,514

	Textiles, Apparel & Luxury Goods — 0.5%
22,752(a)	Crocs, Inc.	$ 2,214,680
	Total Textiles, Apparel & Luxury Goods	$2,214,680

	Trading Companies & Distributors — 2.4%
84,380(a)	AerCap Holdings NV	$ 5,191,058
30,815	Ferguson Plc	4,978,471
	Total Trading Companies & Distributors	$10,169,529

	Total Common Stocks (Cost $404,974,257)	$406,591,922

Principal Amount USD ($)
	U.S. Government and Agency Obligations — 1.9% of Net Assets
8,300,000(b)	U.S. Treasury Bills, 9/26/23	$ 8,269,523
	Total U.S. Government and Agency Obligations (Cost $8,269,552)	$8,269,523

	SHORT TERM INVESTMENTS — 1.4% of Net Assets
	Repurchase Agreements — 0.2%
1,000,000	Bank of America, 5.3%, dated 8/31/23, to be purchased on 9/1/23 for $1,000,147, collateralized by $1,020,024 U.S. Treasury Note, 2.875%, 5/15/32	$ 1,000,000
		$ 1,000,000

The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Value Fund | Annual Report | 8/31/2323

Schedule of Investments  |  8/31/23 (continued)
Shares		Value
	Open-End Fund — 1.2%
4,806,403(c)	Dreyfus Government Cash Management, Institutional Shares, 5.21%	$ 4,806,403
		$ 4,806,403

	TOTAL SHORT TERM INVESTMENTS (Cost $5,806,403)	$5,806,403

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.8% (Cost $419,050,212)	$ 420,667,848
	OTHER ASSETS AND LIABILITIES — 0.2%	$ 720,130
	net assets — 100.0%	$421,387,978

(A.D.R.)	American Depositary Receipts.
REIT	Real Estate Investment Trust.
(a)	Non-income producing security.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	Rate periodically changes. Rate disclosed is the 7-day yield at August 31, 2023.
Purchases and sales of securities (excluding short-term investments) for the year ended August 31, 2023, aggregated $601,436,255 and $646,708,148, respectively.
At August 31, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $420,467,656 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 22,769,114
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(22,568,922)
Net unrealized appreciation	$ 200,192
The accompanying notes are an integral part of these financial statements.
24Pioneer Disciplined Value Fund | Annual Report | 8/31/23

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of August 31, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$406,591,922	$ —	$—	$406,591,922
U.S. Government and Agency Obligations	—	8,269,523	—	8,269,523
Repurchase Agreements	—	1,000,000	—	1,000,000
Open-End Fund	4,806,403	—	—	4,806,403
Total Investments in Securities	$ 411,398,325	$ 9,269,523	$ —	$ 420,667,848
During the year ended August 31, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Value Fund | Annual Report | 8/31/2325

Statement of Assets and Liabilities  |  8/31/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $419,050,212)	$420,667,848
Receivables —
Fund shares sold	62,432
Dividends	1,363,785
Interest	35,790
Due from the Adviser	5,571
Other assets	21,604
Total assets	$ 422,157,030
LIABILITIES:
Payables —
Fund shares repurchased	$ 453,914
Trustees' fees	4,189
Professional fees	52,516
Transfer agent fees	110,697
Registration fees	74,161
Management fees	13,879
Administrative expenses	15,934
Distribution fees	6,631
Accrued expenses	37,131
Total liabilities	$ 769,052
NET ASSETS:
Paid-in capital	$412,806,629
Distributable earnings	8,581,349
Net assets	$421,387,978
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $264,007,235/19,231,718 shares)	$ 13.73
Class C (based on $10,335,956/771,187 shares)	$ 13.40
Class K (based on $1,531,432/110,213 shares)	$ 13.90
Class R (based on $8,354,433/647,609 shares)	$ 12.90
Class Y (based on $137,158,922/9,873,989 shares)	$ 13.89
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $13.73 net asset value per share/100%-5.75% maximum sales charge)	$ 14.57
The accompanying notes are an integral part of these financial statements.
26Pioneer Disciplined Value Fund | Annual Report | 8/31/23

Statement of Operations FOR THE YEAR ENDED 8/31/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $21,860)	$12,066,884
Interest from unaffiliated issuers	36,536
Total Investment Income		$12,103,420
EXPENSES:
Management fees	$ 1,724,384
Administrative expenses	160,980
Transfer agent fees
Class A	238,514
Class C	10,999
Class R	25,406
Class Y	145,197
Distribution fees
Class A	689,280
Class C	113,938
Class R	46,261
Shareowner communications expense	62,270
Custodian fees	4,460
Registration fees	116,278
Professional fees	88,915
Printing expense	36,820
Officers' and Trustees' fees	23,189
Insurance expense	4,639
Miscellaneous	135,453
Total expenses		$ 3,626,983
Less fees waived and expenses reimbursed by the Adviser		(512,833)
Net expenses		$ 3,114,150
Net investment income		$ 8,989,270
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 3,238,254
Other assets and liabilities denominated in foreign currencies	(293)	$ 3,237,961
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$22,810,363
Other assets and liabilities denominated in foreign currencies	(423)	$22,809,940
Net realized and unrealized gain (loss) on investments		$ 26,047,901
Net increase in net assets resulting from operations		$ 35,037,171
The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Value Fund | Annual Report | 8/31/2327

Statements of Changes in Net Assets
	Year Ended 8/31/23	Year Ended 8/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 8,989,270	$ 7,912,073
Net realized gain (loss) on investments	3,237,961	47,624,407
Change in net unrealized appreciation (depreciation) on investments	22,809,940	(85,185,406)
Net increase (decrease) in net assets resulting from operations	$ 35,037,171	$ (29,648,926)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($1.56 and $3.81 per share, respectively)	$ (30,766,862)	$ (61,787,378)
Class C ($1.46 and $3.69 per share, respectively)	(1,240,373)	(2,402,117)
Class K ($1.61 and $— per share, respectively)	(743,992)	—
Class R ($1.50 and $3.76 per share, respectively)	(1,105,169)	(2,255,472)
Class Y ($1.61 and $3.87 per share, respectively)	(13,469,770)	(20,679,993)
Total distributions to shareowners	$ (47,326,166)	$ (87,124,960)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 79,794,827	$ 156,828,546
Reinvestment of distributions	44,861,124	84,251,988
Cost of shares repurchased	(124,152,365)	(108,696,184)
Net increase in net assets resulting from Fund share transactions	$ 503,586	$ 132,384,350
Net increase (decrease) in net assets	$ (11,785,409)	$ 15,610,464
NET ASSETS:
Beginning of year	$ 433,173,387	$ 417,562,923
End of year	$ 421,387,978	$ 433,173,387
The accompanying notes are an integral part of these financial statements.
28Pioneer Disciplined Value Fund | Annual Report | 8/31/23

	Year Ended 8/31/23 Shares	Year Ended 8/31/23 Amount	Year Ended 8/31/22 Shares	Year Ended 8/31/22 Amount
Class A
Shares sold	1,401,220	$ 18,941,390	2,710,718	$ 42,247,280
Reinvestment of distributions	2,215,592	29,299,785	3,840,379	59,629,778
Less shares repurchased	(4,183,591)	(56,148,624)	(3,498,955)	(56,888,425)
Net increase (decrease)	(566,779)	$ (7,907,449)	3,052,142	$ 44,988,633
Class C
Shares sold	135,487	$ 1,786,215	227,752	$ 3,530,129
Reinvestment of distributions	95,934	1,240,373	158,438	2,401,880
Less shares repurchased	(307,139)	(4,073,197)	(218,368)	(3,505,357)
Net increase (decrease)	(75,718)	$ (1,046,609)	167,822	$ 2,426,652
Class K
Shares sold	17	$ 230	526,699	$ 8,529,725
Reinvestment of distributions	55,621	743,992	—	—
Less shares repurchased	(468,040)	(6,312,485)	(4,084)	(62,569)
Net increase (decrease)	(412,402)	$ (5,568,263)	522,615	$ 8,467,156
Class R
Shares sold	109,962	$ 1,406,351	142,795	$ 2,204,295
Reinvestment of distributions	78,352	974,831	153,523	2,255,145
Less shares repurchased	(291,292)	(3,651,517)	(157,742)	(2,426,543)
Net increase (decrease)	(102,978)	$ (1,270,335)	138,576	$ 2,032,897
Class Y
Shares sold	4,170,889	$ 57,660,641	6,140,985	$100,317,117
Reinvestment of distributions	942,604	12,602,143	1,270,675	19,965,185
Less shares repurchased	(3,944,799)	(53,966,542)	(2,927,877)	(45,813,290)
Net increase	1,168,694	$ 16,296,242	4,483,783	$ 74,469,012
The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Value Fund | Annual Report | 8/31/2329

Financial Highlights
	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class A
Net asset value, beginning of period	$ 14.13	$ 18.76	$ 13.95	$ 13.58	$ 16.20
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.27	$ 0.27	$ 0.19	$ 0.18	$ 0.18
Net realized and unrealized gain (loss) on investments	0.89	(1.09)	4.82	0.37	(0.57)
Net increase (decrease) from investment operations	$ 1.16	$ (0.82)	$ 5.01	$ 0.55	$ (0.39)
Distributions to shareowners:
Net investment income	$ (0.27)	$ (0.17)	$ (0.20)	$ (0.18)	$ (0.14)
Net realized gain	(1.29)	(3.64)	—	—	(2.09)
Total distributions	$ (1.56)	$ (3.81)	$ (0.20)	$ (0.18)	$ (2.23)
Net increase (decrease) in net asset value	$ (0.40)	$ (4.63)	$ 4.81	$ 0.37	$ (2.62)
Net asset value, end of period	$ 13.73	$ 14.13	$ 18.76	$ 13.95	$ 13.58
Total return (b)	8.78%	(5.99)%	36.17%	3.96%	(1.63)%
Ratio of net expenses to average net assets	0.80%	0.83%	1.10%	1.16%	1.18%
Ratio of net investment income (loss) to average net assets	2.00%	1.68%	1.14%	1.31%	1.32%
Portfolio turnover rate	143%	116%	114%	111%	113%
Net assets, end of period (in thousands)	$264,007	$279,660	$314,169	$254,679	$278,738
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.89%	0.89%	1.16%	1.16%	1.18%
Net investment income (loss) to average net assets	1.91%	1.62%	1.08%	1.31%	1.32%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
30Pioneer Disciplined Value Fund | Annual Report | 8/31/23

	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class C
Net asset value, beginning of period	$ 13.84	$ 18.46	$ 13.68	$ 13.29	$ 15.85
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.16	$ 0.15	$ 0.06	$ 0.08	$ 0.09
Net realized and unrealized gain (loss) on investments	0.86	(1.08)	4.74	0.35	(0.56)
Net increase (decrease) from investment operations	$ 1.02	$ (0.93)	$ 4.80	$ 0.43	$ (0.47)
Distributions to shareowners:
Net investment income	$ (0.17)	$ (0.05)	$ (0.02)	$ (0.04)	$ —
Net realized gain	(1.29)	(3.64)	—	—	(2.09)
Total distributions	$ (1.46)	$ (3.69)	$ (0.02)	$ (0.04)	$ (2.09)
Net increase (decrease) in net asset value	$ (0.44)	$ (4.62)	$ 4.78	$ 0.39	$ (2.56)
Net asset value, end of period	$ 13.40	$ 13.84	$ 18.46	$ 13.68	$ 13.29
Total return (b)	7.91%	(6.72)%	35.14%	3.21%	(2.39)%
Ratio of net expenses to average net assets	1.58%	1.57%	1.89%	1.89%	1.92%
Ratio of net investment income (loss) to average net assets	1.23%	0.95%	0.36%	0.58%	0.63%
Portfolio turnover rate	143%	116%	114%	111%	113%
Net assets, end of period (in thousands)	$10,336	$11,718	$12,533	$15,321	$24,941
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.66%	1.62%	1.94%	1.89%	1.92%
Net investment income (loss) to average net assets	1.15%	0.90%	0.31%	0.58%	0.63%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Value Fund | Annual Report | 8/31/2331

Financial Highlights  (continued)
	Year Ended 8/31/23	12/30/21* to 8/31/22
Class K
Net asset value, beginning of period	$14.28	$ 16.16
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.33	$ 0.22
Net realized and unrealized gain (loss) on investments	0.90	(2.10)
Net increase (decrease) from investment operations	$ 1.23	$ (1.88)
Net investment income	(0.32)	—
Net realized gain	(1.29)	—
Total distributions	$ (1.61)	$ —
Net increase (decrease) in net asset value	$ (0.38)	$ (1.88)
Net asset value, end of period	$13.90	$ 14.28
Total return (b)	9.25%	(11.63)%(c)
Ratio of net expenses to average net assets	0.45%	0.45%(d)
Ratio of net investment income (loss) to average net assets	2.40%	2.15%(d)
Portfolio turnover rate	143%	116%(c)
Net assets, end of period (in thousands)	$1,531	$ 7,463
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.53%	0.51%(d)
Net investment income (loss) to average net assets	2.32%	2.09%(d)
*	Class K commenced operations on December 30, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
32Pioneer Disciplined Value Fund | Annual Report | 8/31/23

	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class R
Net asset value, beginning of period	$13.36	$ 17.96	$ 13.37	$13.02	$ 15.63
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.20	$ 0.19	$ 0.12	$ 0.12	$ 0.13
Net realized and unrealized gain (loss) on investments	0.84	(1.03)	4.62	0.35	(0.55)
Net increase (decrease) from investment operations	$ 1.04	$ (0.84)	$ 4.74	$ 0.47	$ (0.42)
Distributions to shareowners:
Net investment income	$ (0.21)	$ (0.12)	$ (0.15)	$ (0.12)	$ (0.10)
Net realized gain	(1.29)	(3.64)	—	—	(2.09)
Total distributions	$ (1.50)	$ (3.76)	$ (0.15)	$ (0.12)	$ (2.19)
Net increase (decrease) in net asset value	$ (0.46)	$ (4.60)	$ 4.59	$ 0.35	$ (2.61)
Net asset value, end of period	$12.90	$ 13.36	$ 17.96	$13.37	$ 13.02
Total return (b)	8.35%	(6.42)%	35.64%	3.55%	(1.94)%
Ratio of net expenses to average net assets	1.23%	1.27%	1.48%	1.55%	1.53%
Ratio of net investment income (loss) to average net assets	1.58%	1.26%	0.76%	0.91%	0.96%
Portfolio turnover rate	143%	116%	114%	111%	113%
Net assets, end of period (in thousands)	$8,354	$10,030	$10,994	$9,471	$10,494
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.31%	1.32%	1.53%	1.55%	1.59%
Net investment income (loss) to average net assets	1.50%	1.21%	0.71%	0.91%	0.90%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Value Fund | Annual Report | 8/31/2333

Financial Highlights  (continued)
	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19
Class Y
Net asset value, beginning of period	$ 14.28	$ 18.92	$ 14.05	$ 13.68	$ 16.30
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.32	$ 0.34	$ 0.24	$ 0.22	$ 0.22
Net realized and unrealized gain (loss) on investments	0.90	(1.11)	4.86	0.38	(0.58)
Net increase (decrease) from investment operations	$ 1.22	$ (0.77)	$ 5.10	$ 0.60	$ (0.36)
Distributions to shareowners:
Net investment income	$ (0.32)	$ (0.23)	$ (0.23)	$ (0.23)	$ (0.17)
Net realized gain	(1.29)	(3.64)	—	—	(2.09)
Total distributions	$ (1.61)	$ (3.87)	$ (0.23)	$ (0.23)	$ (2.26)
Net increase (decrease) in net asset value	$ (0.39)	$ (4.64)	$ 4.87	$ 0.37	$ (2.62)
Net asset value, end of period	$ 13.89	$ 14.28	$ 18.92	$ 14.05	$ 13.68
Total return (b)	9.17%	(5.68)%	36.67%	4.24%	(1.33)%
Ratio of net expenses to average net assets	0.45%	0.46%	0.76%	0.87%	0.88%
Ratio of net investment income (loss) to average net assets	2.36%	2.10%	1.48%	1.60%	1.62%
Portfolio turnover rate	143%	116%	114%	111%	113%
Net assets, end of period (in thousands)	$137,159	$124,303	$79,867	$76,293	$87,434
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.65%	0.62%	0.89%	0.87%	0.90%
Net investment income (loss) to average net assets	2.16%	1.94%	1.35%	1.60%	1.60%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
34Pioneer Disciplined Value Fund | Annual Report | 8/31/23

Notes to Financial Statements  |  8/31/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer Disciplined Value Fund (the “Fund”) is a series of Pioneer Series Trust III (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares commenced operations on December 30, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020
Pioneer Disciplined Value Fund | Annual Report | 8/31/2335

through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
36Pioneer Disciplined Value Fund | Annual Report | 8/31/23

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Pioneer Disciplined Value Fund | Annual Report | 8/31/2337

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
At August 31, 2023, the Fund reclassified $857 to increase distributable earnings and $857 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
38Pioneer Disciplined Value Fund | Annual Report | 8/31/23

The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022, was as follows:
	2023	2022
Distributions paid from:
Ordinary income	$12,510,247	$68,421,340
Long-term capital gains	34,815,919	18,703,620
Total	$47,326,166	$87,124,960
The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$8,907,070
Other book/tax temporary differences	(525,913)
Net unrealized appreciation	200,192
Total	$8,581,349
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, tax basis adjustments on partnerships, and tax basis adjustments on securities from return of capital payments.
D.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $13,932 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2023.
E.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net
Pioneer Disciplined Value Fund | Annual Report | 8/31/2339

investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade
40Pioneer Disciplined Value Fund | Annual Report | 8/31/23

disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund may invest in small- and mid-size companies. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories, markets or capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Adviser thinks appropriate, and offer greater potential for gain and loss.
The Fund may invest in fewer than 40 securities, and as a result, the Fund's performance may be more volatile than the performance of funds holding more securities.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in
Pioneer Disciplined Value Fund | Annual Report | 8/31/2341

non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in
42Pioneer Disciplined Value Fund | Annual Report | 8/31/23

financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate equal to 0.40% of the Fund’s average daily net assets up to $5 billion and 0.35% of the Fund’s average daily net assets over $5 billion. For the year ended August 31, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.40% of the Fund’s average daily net assets.
The Adviser contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.45% and 0.45% of the average daily net assets attributable to Class K and Class Y shares, respectively. These expense limitations are in effect through January 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended August 31, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $13,879 in management fees payable to the Adviser at August 31, 2023.
3. Compensation of  Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund  for fees paid to the Interested Trustees. Except for the chief
Pioneer Disciplined Value Fund | Annual Report | 8/31/2343

compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended August 31, 2023, the Fund paid $23,189 in Officers' and Trustees’ compensation, which is reflected on the Statement of Operations as Officers' and Trustees’ fees. At August 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees’ fees $4,189 and a payable for administrative expenses of $15,934, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$48,594
Class C	3,759
Class K	2
Class R	325
Class Y	9,590
Total	$62,270
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets
44Pioneer Disciplined Value Fund | Annual Report | 8/31/23

attributable to Class R shares for distribution services. Reflected on the Statement of Assets and Liabilities is $6,631 in distribution fees payable to the Distributor at August 31, 2023.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2023, CDSCs in the amount of $3,068 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit facility. For the year ended August 31, 2023, the Fund had no borrowings under the credit facility.
Pioneer Disciplined Value Fund | Annual Report | 8/31/2345

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust III and the Shareholders of Pioneer Disciplined Value Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Disciplined Value Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust III (the “Trust”)), including the schedule of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Series Trust III) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
46Pioneer Disciplined Value Fund | Annual Report | 8/31/23

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
October 30, 2023
Pioneer Disciplined Value Fund | Annual Report | 8/31/2347

Additional Information (unaudited)
For the year ended August 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.
The Fund designated $34,815,919 as long-term capital gains distributions during the year ended August 31, 2023. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 63.65%.
48Pioneer Disciplined Value Fund | Annual Report | 8/31/23

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
Pioneer Disciplined Value Fund | Annual Report | 8/31/23 49

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
50Pioneer Disciplined Value Fund | Annual Report | 8/31/23

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Disciplined Value Fund | Annual Report | 8/31/2351

Independent Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
52Pioneer Disciplined Value Fund | Annual Report | 8/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (79) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
Pioneer Disciplined Value Fund | Annual Report | 8/31/2353

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (67) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (75) Trustee	Trustee since 2004. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (technology for the environment, energy and agriculture) (2019 – present); Chief Operating Officer, North Country Growers LLC (controlled environment agriculture company) (2020 – present); Chief Executive Officer, Green Heat LLC (biofuels company) (2022 – present); President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
54Pioneer Disciplined Value Fund | Annual Report | 8/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Pioneer Disciplined Value Fund | Annual Report | 8/31/2355

Interested Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (61)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (65)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
56Pioneer Disciplined Value Fund | Annual Report | 8/31/23

Fund Officers
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2004. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Assistant Secretary of Amundi US, Inc. since July 2020: Assistant Secretary of Amundi Asset Management US, Inc. since July 2020: Assistant Secretary of Amundi Distributor US, Inc. since July 2020; Assistant Secretary of all the Pioneer Funds since September 2022; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (58) Assistant Treasurer	Since 2004. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (65) Assistant Treasurer	Since 2004. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Pioneer Disciplined Value Fund | Annual Report | 8/31/2357

Fund Officers (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Antonio Furtado (41) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
58Pioneer Disciplined Value Fund | Annual Report | 8/31/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
 1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
 1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 19429-17-1023

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $26,228 payable to Ernst & Young LLP for the year ended August 31, 2023 and $25,220 for the year ended August 31, 2022.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The audit-related services fees for the Trust were $2,369 payable to Ernst & Young LLP for the year ended August 31, 2023 and $716 for the year ended August 31, 2022.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $9,155 and $8,803 during the fiscal years ended August 31, 2023 and 2022, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2023 or 2022.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories

•  A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

•  A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES

Services which are not prohibited by the Rule,

if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.

• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31, 2023 and 2022, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $9,155 and $8,803 during the fiscal years ended August 31, 2023 and 2022, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust III

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 7, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date November 7, 2023

*	Print the name and title of each signing officer under his or her signature.